EXHIBIT 10.23

                                    AMENDMENT

         This AMENDMENT (this "AMENDMENT"), dated as of February 21, 2006, is entered into by and among Zhongpin Inc. (formerly known as Strong Technical Inc.), a Delaware corporation (the "COMPANY"), Falcon Link Investment Limited, a corporation formed under the laws of The British Virgin Islands ("FALCON"), each of the entities listed on Exhibit A hereto (each a "PURCHASER" and collectively, the "PURCHASERS"), and D.H. Vermoegensverwaltung-und Beteiligungsgesellschaft mbH (the "WITHDRAWING PURCHASER"), for the purpose of amending the terms of (i) the Securities Purchase Agreement dated as of January 30, 2006 (the "SECURITIES PURCHASE AGREEMENT") among the Company, Falcon and the purchasers listed on Exhibit A thereto (collectively, the "ORIGINAL PURCHASERS") and (ii) the Registration Rights Agreement dated as of January 30, 2006 (the "REGISTRATION RIGHTS AGREEMENT") among the Company and the Original Purchasers. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         WHEREAS, the Company, Falcon, the Purchasers and the Withdrawing Purchaser have agreed to make certain amendments to the Securities Purchase Agreement and the Registration Rights Agreement as set forth herein;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. From and after the date hereof, the Withdrawing Purchaser shall no longer be a "PURCHASER" under, or a party to, the Securities Purchase Agreement or an "INVESTOR" under, or a party to, the Registration Rights Agreement, and the Withdrawing Purchaser hereby acknowledges and agrees that it has not paid the Purchase Price for the Shares and Warrants to be acquired by it under the Securities Purchase Agreement and, as a result, it is not entitled to any of the rights or benefits afforded to the purchasers of the Shares or Warrants under the Securities Purchaser Agreement or the Registration Rights Agreement.

         2. The Company agrees to issue and sell to the Purchasers listed on Annex A to this Amendment and, in consideration of and in express reliance upon, the representations, warranties, covenants, terms and conditions of the Securities Purchase Agreement, the Purchasers listed on Annex A to this Amendment, severally and not jointly, agree to purchase the number of Shares and Warrants set forth opposite their respective names on Annex A to this Amendment. Upon execution and delivery of this Amendment, each of the Purchasers listed on Annex A to this Amendment, if not currently a party to the Securities Purchase Agreement, shall become a party to, and, as a "PURCHASER" (as defined in the Securities Purchase Agreement"), shall be subject to the terms and conditions of, the Securities Purchase Agreement.

         3. The Company, Falcon, the Purchasers and the Withdrawing Purchaser hereby agree that Exhibit A to the Securities Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.

         4. The Company, Falcon, the Purchasers and the Withdrawing Purchaser hereby agree that Schedule A to the Registration Rights Agreement is hereby amended and restated in its entirety to read as set forth on Schedule A to this Amendment. Upon execution and delivery of this Amendment, each of the Purchasers listed on Annex A to this Amendment, if not currently a party to the Registration Rights Agreement, shall become a party to, and, as an "INVESTOR" (as defined in the Registration Rights Agreement"), shall be subject to the terms and conditions of, the Registration Rights Agreement.

         5. Each amendment set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the parties shall have executed and delivered a counterpart to this Amendment; (ii) the Purchasers listed on Annex A to this Amendment shall have delivered the Purchase Price for the Shares and Warrants to be purchased by such Purchasers pursuant to Section 2 of this Amendment to Law Debenture Trust Company of New York, as escrow agent under the escrow agreement dated as of January 30, 2006 in the form of Exhibit H to the Securities Purchase Agreement; and (iii) an Amendment to Escrow Agreement in the form annexed hereto as Exhibit B (the "ESCROW AMENDMENT") shall have been executed and delivered by the parties thereto.

         6. Each of the Purchasers hereby consents to the execution and delivery of the Escrow Amendment by the parties thereto and to the amendment to the Escrow Agreement (as defined in the Escrow Amendment) to be effected by the Escrow Amendment.

         7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Securities Purchase Agreement or the Registration Rights Agreement, and all of the other terms and provisions of the Securities Purchase Agreement and the Registration Rights Agreement remain in full force and effect.

         8. From and after the Amendment Effective Date, all references to the Securities Purchase Agreement or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement and/or the Registration Rights Agreement, as the case may be, as modified hereby.

         9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be signed in its name effective as of the Amendment Effective Date.

                             ZHONGPIN INC.



                             By: /s/ Xiaomin Chen
                                --------------------------------------
                                Name:  Xiaomin Chen
                                Title: Authorized Representative



                             FALCON LINK INVESTMENT LIMITED



                             By: /s/ Xiaomin Chen
                                --------------------------------------
                                Name:  Xiaomin Chen
                                Title: Authorized Representative



                               AMARANTH GLOBAL EQUITIES MASTER
                                FUND LIMITED



                             By: /s/ Karl Wachter
                                --------------------------------------
                                Name:  Karl Wachter
                                Title: Authorized Representative



                             ATLAS CAPITAL MASTER FUND LP



                             By: /s/ Robert Alpert
                                --------------------------------------
                                Name:  Robert Alpert
                                Title: Managing Director



                             ATLAS CAPITAL (Q.P.), LP



                             By: /s/ Robert Alpert
                                --------------------------------------
                                Name:  Robert Alpert
                                Title: Managing Director

                             ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.



                             By: /s/ Robert Alpert
                                --------------------------------------
                                Name:  Robert Alpert
                                Title: Managing Director



                             BFS US SPECIAL OPPORTUNITIES TRUST
                              PLC



                             By: /s/ Russell Cleveland
                                --------------------------------------
                                Name:  Russell Cleveland
                                Title: President
                                       RENN Capital Group, Inc.
                                       Investment Adviser


                             CORDILLERA FUND, LP



                             By: /s/ James P. Andrew
                                --------------------------------------
                                Name:  James P. Andrew
                                Title: Co-CEO of Andrew Carter Capital, Inc.,
                                       General Partner of ACCF GenPar, L.P.,
                                       General Partner of the Cordillera Fund,
                                       L.P.



                             CRESTVIEW CAPITAL MASTER LLC



                             By: /s/ Robert Hill
                                --------------------------------------
                                Name:  Robert Hill
                                Title: Managing Director



                             D.H. VERMOEGENSVERWALTUNG - UND
                               BETEILIGUNGSGESELLSCHAFT MBH



                             By: /s/ Dirk Hajje
                                --------------------------------------
                                Name:  Dirk Hajje
                                Title: Managing Director

                             GRYPHON MASTER FUND, L.P.



                             By: /s/ E.B. Lyon IV
                                --------------------------------------
                                Name:  E.B. Lyon IV
                                Title: Authorized Agent



                             GSSF MASTER FUND, L.P.



                             By: /s/ E.B. Lyon IV
                                --------------------------------------
                                Name:  E.B. Lyon IV
                                Title: Authorized Agent


                             JAYHAWK CHINA FUND (CAYMAN), LTD.



                             By: /s/ Marcy Fergel
                                --------------------------------------
                                Name:  Marcy Fergel
                                Title: Chief Financial Officer



                             PINNACLE CHINA FUND, L.P.



                             By: /s/ Barry M. Kitt
                                --------------------------------------
                                Name:   Barry M. Kitt
                                Title: Sole Member, Kitt China Management, L.L.C., the Manager of Pinnacle China Management, L.L.C., the General Partner of Pinnacle China Advisors, L.P., the General Partner of Pinnacle China Fund, L.P.


                             RENAISSANCE US GROWTH INVESTMENT
                              TRUST PLC



                             By: /s/ Russell Cleveland
                                --------------------------------------
                                Name:  Russell Cleveland
                                Title: President
                                       RENN Capital Group, Inc.
                                       Investment Adviser

                                 /s/ Michael Ross
                                --------------------------------------
                                 MICHAEL ROSS



                             SANDOR CAPITAL MATER FUND, LP



                             By: /s/ John S. Lemak
                                --------------------------------------
                                Name:  John S. Lemak
                                Title: General Partner



                             SOUTHWELL PARTNERS, LP



                             By: /s/ Wilson Jaeggli
                                --------------------------------------
                                Name:  Wilson Jaeggli
                                Title: Managing Director



                             SPECIAL SITUATIONS PRIVATE EQUITY
                              FUND, L.P.



                             By: /s/ David Greenhouse
                                --------------------------------------
                                Name:  David Greenhouse
                                Title: Managing Director


                             SPECIAL SITUATIONS FUND III QP, L.P.



                             By: /s/ David Greenhouse
                                --------------------------------------
                                Name:  David Greenhouse
                                Title: Managing Director



                             SPECIAL SITUATIONS FUND III, L.P.


                             By: /s/ David Greenhouse
                                --------------------------------------
                                Name:  David Greenhouse
                                Title: Managing Director

                             SRB GREENWAY OFFSHORE OPERATING
                               FUND, L.P.

                             By: /s/ Steve Becker
                                --------------------------------------
                                Name:  Steve Becker
                                Title: Member


                             SRB GREENWAY CAPITAL, L.P.


                             By: /s/ Steve Becker
                                --------------------------------------
                                Name:  Steve Becker
                                Title: Member



                             SRB GREENWAY CAPITAL (QP), L.P.



                             By: /s/ Steve Becker
                                --------------------------------------
                                Name:  Steve Becker
                                Title: Member



                             VISION OPPORTUNITY MASTER FUND,
                               LTD.



                             By: /s/ Adam Benowitz
                                --------------------------------------
                                Name:  Adam Benowitz
                                Title: Managing Partner




                             WESTPARK CAPITAL, L.P.



                             By: /s/ Patrick J. Broshahan
                                --------------------------------------
                                Name: Patrick J. Broshahan
                                Title: General Partner

                             WS OPPORTUNITY FUND INTERNATIONAL,
                              LTD.



                             By: /s/ Patrick P. Walker
                                --------------------------------------
                                Name:  Patrick P. Walker
                                Title: Member



                             WS OPPORTUNITY FUND, L.P.



                             By: /s/ Patrick P. Walker
                                --------------------------------------
                                Name:  Patrick P. Walker
                                Title: Member



                             WS OPPORTUNITY FUND (QP), L.P.



                             By: /s/ Patrick P. Walker
                                --------------------------------------
                                Name:  Patrick P. Walker
                                Title: Member

                                                                         ANNEX A

                               LIST OF PURCHASERS

-----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF             DOLLAR
                  NAMES AND ADDRESSES OF                   NUMBER OF SHARES          WARRANTS              AMOUNT
                        PURCHASERS                            PURCHASED              PURCHASED          OF INVESTMENT

-----------------------------------------------------------------------------------------------------------------------
BFS US Special Opportunities Trust PLC                           125,000               62,500              $500,000
c/o RENN Capital Group, Inc.
8080 Central Expressway, Suite 210, LB-59
Dallas, TX  75206

-----------------------------------------------------------------------------------------------------------------------
Cordillera Fund, L.P.                                            100,000               50,000              $400,000
8201 Preston Road, Suite 400
Dallas, TX  75201

-----------------------------------------------------------------------------------------------------------------------
Gryphon Master Fund, L.P.                                        175,000               87,500              $700,000
100 Crescent Court, Suite 490
Dallas, TX  75201

-----------------------------------------------------------------------------------------------------------------------
GSS Master Fund, L.P.                                             75,000               37,500              $300,000
100 Crescent Court, Suite 490
Dallas, TX  75201

-----------------------------------------------------------------------------------------------------------------------
Jayhawk China Fund (Cayman), Ltd.                                400,000              200,000            $1,600,000
c/o Genesis Fund Services Limited
Goodman's Bay Corporate Centre
West Bay Street, Third Floor
P.O. Box N-9508
Nassau, New Providence
Bahamas

-----------------------------------------------------------------------------------------------------------------------
Renaissance US Growth Investment Trust PLC                       125,000               62,500              $500,000
c/o RENN Capital Group, Inc.
8080 Central Expressway, Suite 210, LB-59
Dallas, TX  75206

-----------------------------------------------------------------------------------------------------------------------
Westpark Capital, L.P.                                           250,000              125,000            $1,000,000
4965 Preston Park Boulevard
Suite 200
Plano, TX  75093

-----------------------------------------------------------------------------------------------------------------------


                                     An A-1

                                                                       EXHIBIT A

                               LIST OF PURCHASERS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                           NUMBER OF               DOLLAR
                  NAMES AND ADDRESSES OF                         NUMBER OF SHARES          WARRANTS                AMOUNT
                        PURCHASERS                                  PURCHASED             PURCHASED(1)          OF INVESTMENT

-------------------------------------------------------------------------------------------------------------------------------
Pinnacle China Fund, L.P.                                            1,500,000               750,000             $6,000,000
4965 Preston Park Blvd
Suite 240
Plano, TX  75093

-------------------------------------------------------------------------------------------------------------------------------
Amaranth Global Equities Master Fund Limited                           250,000               125,000             $1,000,000
c/o Dundee Leeds Management Services (Cayman) Ltd.
Waterfront Centre
28 N. Church St, 2nd Fl.
George Town, Grand Cayman
Cayman Islands, British West Indies

-------------------------------------------------------------------------------------------------------------------------------
Atlas Capital Master Fund LP                                           283,750               141,874.989         $1,135,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

-------------------------------------------------------------------------------------------------------------------------------
Atlas Capital (Q.P.), L.P.                                             172,000                86,000               $688,000
100 Crescent Court
Suite 880
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
Atlas Capital Offshore Exempt Fund, Ltd.                                44,250                22,125.010           $177,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

-------------------------------------------------------------------------------------------------------------------------------
BFS US Special Opportunities Trust PLC                                 375,000               187,500             $1,500,000
Front National Bank
100 W. Houston Street
San Antonio, TX  78205
Attn:  Henri Domingues T-8

-------------------------------------------------------------------------------------------------------------------------------

--------------------------
(1) Adjusted to give effect to the one-for-35.349 reverse stock split effected on February 16, 2006.

                                     Ex A-1

-------------------------------------------------------------------------------------------------------------------------------

                                                                                           NUMBER OF               DOLLAR
                  NAMES AND ADDRESSES OF                         NUMBER OF SHARES          WARRANTS                AMOUNT
                        PURCHASERS                                  PURCHASED             PURCHASED(1)          OF INVESTMENT

-------------------------------------------------------------------------------------------------------------------------------
Cordillera Fund, L.P.                                                  100,000                50,000               $400,000
8201 Preston Road, Suite 400
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
Crestview Capital Master LLC                                           250,000               125,000             $1,000,000
95 Revere Drive, Suite A
Northbrook IL  60062

-------------------------------------------------------------------------------------------------------------------------------
Gryphon Master Fund, L.P.                                              175,000                87,500               $700,000
100 Crescent Court, Suite 490
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
GSS Master Fund, L.P.                                                   75,000                37,500               $300,000
100 Crescent Court, Suite 490
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
Jayhawk China Fund (Cayman), Ltd.                                      900,000               450,000             $3,600,000
c/o Genesis Fund Service Limited
8201 Mission Road, Suite 110
Prairie Village, KS  66208

-------------------------------------------------------------------------------------------------------------------------------
Renaissance US Growth Investment Trust PLC                             375,000               187,500             $1,500,000
Front National Bank
100 W. Houston Street
San Antonio, TX  78205
Attn:  Henri Domingues T-8
Dallas, TX  75206

-------------------------------------------------------------------------------------------------------------------------------
Michael P. Ross                                                         75,000                37,500.014           $300,000
300 Central Park West, Apt. 15-C2
New York, New York  10024

-------------------------------------------------------------------------------------------------------------------------------
Sandor Capital Master Fund, LP                                         125,000                62,500.014           $500,000
2828 Routh Street
Suite 500
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
Southwell Partners, LP                                                 437,500               218,750.007         $1,750,000
1901 North Akard Street
Dallas, TX  75201

-------------------------------------------------------------------------------------------------------------------------------
Special Situations Private Equity Fund, L.P.                           214,500               107,249.992           $858,000
527 Madison Avenue, Suite 2600
New York, NY  10022

-------------------------------------------------------------------------------------------------------------------------------

                                     Ex A-2

-------------------------------------------------------------------------------------------------------------------------------

                                                                                           NUMBER OF               DOLLAR
                  NAMES AND ADDRESSES OF                         NUMBER OF SHARES          WARRANTS                AMOUNT
                        PURCHASERS                                  PURCHASED             PURCHASED(1)          OF INVESTMENT

-------------------------------------------------------------------------------------------------------------------------------
Special Situations Fund III QP, L.P.                                   492,750               246,375.003         $1,971,000
527 Madison Avenue, Suite 2600
New York, NY  10022

-------------------------------------------------------------------------------------------------------------------------------
Special Situations Fund III, L.P.                                       42,750                21,375.003           $171,000
527 Madison Avenue, Suite 2600
New York, NY  10022

-------------------------------------------------------------------------------------------------------------------------------
SRB Greenway Offshore Operating Fund, L.P.                               6,674                 3,337.491            $26,696
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------
SRB Greenway Capital, L.P.                                              13,326                 6,662.508            $53,304
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------
SRB Greenway Capital (QP), L.P.                                        105,000                52,500.014           $420,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------
Vision Opportunity Master Fund, Ltd.                                   450,000               225,000             $1,800,000
317 Madison Avenue, Suite 1220
New York, NY  10017

-------------------------------------------------------------------------------------------------------------------------------
Westpark Capital, L.P.                                                 250,000               125,000             $1,000,000
4965 Preston Park Boulevard
Suite 200
Plano, TX  75093

-------------------------------------------------------------------------------------------------------------------------------
WS Opportunity Fund International, Ltd.                                 95,000                47,500.014           $380,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------
WS Opportunity Fund, L.P.                                               55,000                27,500.014           $220,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------
WS Opportunity Fund (QP), L.P.                                          37,500                18,750.007           $150,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

-------------------------------------------------------------------------------------------------------------------------------

                                     Ex A-3

                                                                      SCHEDULE A

                                LIST OF INVESTORS

Amaranth Global Equities Master Fund Limited
Atlas Capital Master Fund LP
Atlas Capital (Q.P.), L.P.
Atlas Capital Offshore Exempt Fund, Ltd.
BFS US Special Opportunities Trust PLC
Cordillera Fund, LP
Crestview Capital Master LLC
Gryphon Master Fund, L.P.
GSSF Master Fund, L.P.
Jayhawk China Fund (Cayman), Ltd.
Pinnacle China Fund LP
Renaissance US Growth Investment Trust PLC
Michael P. Ross
Sandor Capital Master Fund, LP
Southwell Partners, LP
Special Situations Private Equity Fund, L.P.
Special Situations Fund III QP, L.P.
Special Situations Fund III, L.P.
SRB Greenway Offshore Operating Fund, L.P.
SRB Greenway Capital, L.P.
SRB Greenway Capital (QP), L.P.
Vision Opportunity Master Fund, LTD.
Westpark Capital, L.P.
WS Opportunity Fund International, Ltd.
WS Opportunity Fund, L.P.
WS Opportunity Fund (QP), L.P.

                                    Sch A-1

                                                                       EXHIBIT B

                                  AMENDMENT TO
                                ESCROW AGREEMENT

         This Amendment to Escrow Agreement (this "AMENDMENT"), dated as of February 21, 2006, is entered into by and among Zhongpin Inc. (formerly known as Strong Technical Inc.), a Delaware corporation (the "Company"), each of the parties listed below that is a stockholder of the Company (collectively, the "STOCKHOLDERS"), and Law Debenture Trust Company of New York, a New York banking corporation, as escrow agent (hereinafter referred to as the "ESCROW AGENT"), for the purpose of amending the Escrow Agreement dated as of January 30, 2006 (the "ESCROW AGREEMENT") among the Company, the Stockholders and the Escrow Agent.

         WHEREAS, the Company and the Stockholders have agreed to amend Schedule B to the Escrow Agreement set forth in this Amendment;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Schedule B to the Escrow Agreement is hereby amended and restated in its entirety to read as set forth on the schedule annexed to this Amendment.

         2. The amendment set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the parties shall have executed and delivered a counterpart to this Amendment; and (ii) each of the conditions set forth in clauses (i) and (ii) to
Section 5 of the Amendment dated as of the date hereof among the Company, Falcon Link Investment Limited, the Purchasers named there and D.H.
Vermoegensverwaltung  -  und   Beteiligungsgesellschaft   mbH  shall  have  been
satisfied.

         3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Escrow Agreement, and all of the other terms and provisions of the Escrow Agreement remain in full force and effect.

         4. From and after the Amendment Effective Date, all references to the Escrow Agreement shall be deemed to be references to the Escrow Agreement, as modified hereby.

         5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                                     Ex B-1

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                       ZHONGPIN INC.

                                       By:
                                          --------------------------------
                                          Name: Xiaomin Chen
                                          Title: Authorized Representative

                                       LAW DEBENTURE TRUST COMPANY
                                        OF NEW YORK, AS ESCROW AGENT

                                       By:
                                          --------------------------------
                                          Name: Boris Treyger
                                          Title:

                                       STOCKHOLDERS:


                                       --------------------------------
                                       ZHU, Xianfu


                                       --------------------------------
                                       BEN, Boake


                                       --------------------------------
                                       LIU, Chaoyang


                                       --------------------------------
                                       WANG, Qinghe


                                       --------------------------------
                                       SI, Shuichi


                                       --------------------------------
                                       WANG, Juanjuan



                                     Ex B-2

                                       --------------------------------
                                       LIN, Yousu


                                       --------------------------------
                                       WANG, Qian


                                       --------------------------------
                                       WANG, Yunchun


                                     Ex B-3

                                   SCHEDULE B

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
Pinnacle China Fund L.P.         4965 Preston Park Blvd                     20-3358464           4,322,573           4,322,573
                                 Suite 240
                                 Plano, TX  75093

Amaranth Global Equities         c/o Dundee Leeds Management Services       98-0411928             720,429             720,429
  Master Fund Limited              (Cayman) Ltd.
                                 Waterfront Centre
                                 28 N. Church St, 2nd Fl.
                                 George Town, Grand Cayman
                                 Cayman Islands, British West Indies

Atlas Capital Master Fund LP     c/o Admiral Administration                                        817,687             817,687
                                 Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), LP         100 Cresent Court, Suite 800               33-1025414             495,655             495,655
                                 Dallas, TX  75201

Atlas Capital Offshore Exempt    c/o Admiral Administration                                        127,516             127,516
  Fund, Ltd.                     Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

                                    Sch B-1

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
BFS US Special Opportunities     Front National Bank                                             1,080,643           1,080,643
  Trust PLC                      100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8

Cordillera Fund, LP              8201 Preston Road, Suite 400               20-1227553             288,172             288,172
                                 Dallas, TX  75021

Crestview Capital Master LLC     95 Revere Drive, Suite A                   20-0512894             720,429             720,429
                                 Northbrook IL 60062

Gryphon Master Fund, L.P.        100 Crescent Court, Suite 490              75-2900328             504,300             504,300
                                 Dallas, TX  75201

GSSF Master Fund, L.P.           100 Crescent Court, Suite 490              98-0433969             216,129             216,129
                                 Dallas, TX  75201

Jayhawk China Fund (Cayman),     c/o Genesis Fund Service Limited           98-0170144           2,593,544           2,593,544
  Ltd.                           8201 Mission Road, Suite 110
                                 Prairie Village, KS 66208

Renaissance US Growth            Front National Bank                                             1,080,643           1,080,643
  Investment Trust PLC           100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8
                                 Dallas, TX  [7206]

Michael P. Ross                  300 Central Park West, Apt. 15-C2          ###-##-####            216,129             216,129
                                 New York, New York 10024

Sandor Capital Master Fund,      2828 Routh Street, Suite 500               27-0013809             360,214             360,214
  L.P.                           Dallas, TX  75201

                                    Sch B-2

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
Southwell Partners, L.P.         1901 North Akard Street                    75-2345339           1,260,750           1,260,750
                                 Dallas, TX  75201

Special Situations Private       527 Madison Avenue, Suite 2600             13-3916551             618,128             618,128
  Equity Fund, L.P.              New York, NY  10022

Special Situations Fund III      527 Madison Avenue, Suite 2600             13-3737427           1,419,965           1,419,965
  QP, L.P.                       New York, NY  10022

Special Situations Fund III,     527 Madison Avenue, Suite 2600             55-0898321             123,193             123,193
  L.P.                           New York, NY  10022

SRB Greenway Offshore            300 Crescent Court, Suite 1111                                     19,235              19,235
  Operating Fund, L.P.           Dallas, TX  75201
                                 Attn:  Joe Worsham

SRB Greenway Capital, L.P.       300 Crescent Court, Suite 1111             20-1718174              38,399              38,399
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.  300 Crescent Court, Suite 1111             20-1939469             302,580             302,580
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

Vision Opportunity Master        317 Madison Avenue, Suite 1220             27-0120759           1,296,772           1,296,772
  Fund, LTD                      New York, NY  10017

Westpark Capital, L.P.           4965 Preston Park Boulevard, Suite 200     75-294-5750            720,429             720,429
                                 Plano, TX  75093

                                    Sch B-3

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
WS Opportunity Fund              300 Crescent Court, Suite 1111                                    273,763             276,763
  International, Ltd.            Dallas, TX  75201
                                 Attn:  Joe Worsham

WS Opportunity Fund, L.P.        300 Crescent Court, Suite 1111             75-2901854             158,494             158,494
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

WS Opportunity Fund (QP), L.P.   300 Crescent Court, Suite 1111             75-2943308             108,064             108,064
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

                                     Sch B-4